UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street 3rd Floor Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 10, 2022, Trinity Capital Inc. (the “Company”) issued a press release (the “Press Release”) announcing certain highlights for the quarter and year ended December 31, 2021, including an update on its investment portfolio. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On January 10, 2022, the Company disclosed the following information in the Press Release.

2021 Portfolio Update – Originations and Repayments

During the quarter ended December 31, 2021, the Company originated approximately $247.9 million of total new commitments, which was comprised of $174.2 million in secured loans, $72.3 million in equipment financings and $1.4 million in equity investments. Fourth quarter investments funded totaled approximately $197.5 million, which was comprised of $109.6 million in secured loans, $85.7 million in equipment financings and $2.2 million in warrant and equity investments. During the fourth quarter, the Company funded $121.0 million to 11 new portfolio companies and $76.5 million to 14 existing portfolio companies. Proceeds received from repayments of the Company’s debt investments during the fourth quarter totaled approximately $41.7 million, which included $24.6 million from early debt repayments. Net debt portfolio growth from investment activity for the quarter ended December 31, 2021 was approximately $153.6 million.

During the year ended December 31, 2021, the Company originated approximately $757.0 million of total new commitments, of which secured loans totaled $515.9 million, equipment financing totaled $224.4 million and equity investments totaled $16.7 million. Annual investments funded total approximately $558.2 million, which was comprised of $402.1 million in secured loans, $134.6 million in equipment financings and $21.5 million in warrant and equity investments. During the year ended December 31, 2021, the Company funded $400.8 million to 33 new portfolio companies and $157.4 million to 23 existing portfolio companies. Proceeds received from repayments of the Company’s debt investments during the year totaled approximately $264.4 million, which included $190.1 million from early debt repayments. Net debt portfolio growth from investment activity for the year ended December 31, 2021 was approximately $272.3 million.

Forward-Looking Statements

The statements included herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties, including the impact of the COVID 19 pandemic on the economy, financial markets, the Company’s business, its portfolio companies and its industry. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty to update any forward-looking statement included herein. All forward-looking statements speak only as of the date hereof. More information on risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed annual report on Form 10-K and quarterly report on Form 10-Q, and subsequent SEC filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release dated January 10, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Capital Inc.

January 10, 2022	By:	/s/ Steven L. Brown
		Name:	Steven L. Brown
		Title:	Chief Executive Officer

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